Principal Funds, Inc.
Supplement dated February 13, 2023
to the Prospectus dated March 1, 2022 and the Statement of Additional Information dated March 1, 2022 as amended and restated November 18, 2022
(both as previously supplemented)

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the International Fund I’s Prospectus.

SUMMARY FOR INTERNATIONAL FUND I
In the Sub-Advisor and Portfolio Managers section, delete Nigel Dutson.

MANAGEMENT OF THE FUNDS
Delete all references to Nigel Dutson.

The change described below is being made to the International Fund I’s Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Origin Asset Management LLP section, remove all references to Nigel Dutson.
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